EXHIBIT 10.46
Page 1

                                   LAND OFFICE
                                    FORM 11B
                                  (SECTION 177)
          (Temporary Property Equals to Property Under the Land Office)
                 Registration: Area Hulu Klang No. H.S. (M) 2601

                                 State: SELANGOR

                        Certificate of Leasehold Property

                        Purpose of this land: Industrial

                        Location: AU2, Ampang/Hulu Klang

                                     Land Title No. 7666

Tenure of Land: 99 Years             Area of Land:    201,828 sq. Ft.

Expiry Date:    4-8-2086             Yearly Taxation: RM12,109.70

                      Special Conditions of Leased property

This property is made in accordance to the provisions of the Land Code and all conditions and provisions as stated below:

                                   Conditions:

      i.    This land is to be used only for Industrial purposes.

      ii. The owner must erect a factory within 2 years from the date of registration of this property title.

      iii. The owner must maintain the cleanliness and control air pollution from smoke, smell from chemical components and remnant waste which can endanger public health.

      iv. The owner is not permitted to dispose or outlaw any oil supplies and components, industrial waste, and medical supplies which contain chemical or poisonous substances which endanger public health into the rivers from the drainage systems.

      v. The owner is required to ensure that 40% of the workforce must be Bumiputra (reference as Malays and other indigenous people)

      vi. The owner is required to comply with the provisions of the Environmental Quality Act 1974.

      vii.  The building plans must be approved by the local authorities.

Important provision:
This land which is granted herewith can not be sold, leased, mortgaged or have its ownership transferred in any way unless approved by the State Executive Authorities

2. In this plan outline below, the boundary colored in red is temporary and not as yet confirmed by specific survey.

Plan Drawing of the Property:

Land Office No. 7666
Area:  Hulu Klang
District:  Gombak

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The owner of this land as recorded below       Published Statement, released on

Registered on 5 August, 1987                   17th august, 1987

District: GOMBAK                               District: GOMBAK
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To be filled up for any extension:

Effective date of grant:...............................................
Original Land Title (Permanent or Temporary) ...................................

Property Record and Associated transactions.

Registration transfer No. 4310/90 Volume No. 87 Folio: 125 separated parts under PKNS as a Quasi Government Body in Selangor Government, 1964 is transferred to Harris Advanced
Technology (M) Sdn Bhd, a company incorporated under the Companies Act of 1965, address: 73 Lorong Enggang, 54200 Kuala Lumpur. Registered on 6 Julai
1970 at 9:38am.